UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2021

MCAP Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40116	85-3978415
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 South Wacker Drive, Suite 6400 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(312) 258-8300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Warrant	MACQU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	MACQ	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	MACQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC Staff”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Staff Statement”). In the SEC Staff Statement, the SEC Staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on a SPAC’s financial statements as opposed to equity.

MCAP Acquisition Corporation (the “Company”) previously accounted for the public and private warrants issued in connection with the Company’s initial public offering (the “Warrants”) as equity in the Company’s audited balance sheet as of March 2, 2021, filed as an exhibit to its Current Report on Form 8-K filed on March 8, 2021 (the “Original Financial Statement”). On May 12, 2021, the Company determined that it had incorrectly classified the Warrants as equity instruments in the Original Financial Statement. As a result, the Warrants should be recorded as liabilities on the balance sheet and measured at fair value at inception and on a recurring basis in accordance with ASC 820, Fair Value Measurement, with changes in fair value recognized in the statement of operations.

The Company’s accounting for the Warrants as components of equity instead of as derivative liabilities did not have any effect on the Company’s previously reported investments held in trust, operating expenses, cash flows or cash.

As a result, on May 12, 2021, after discussion with Marcum LLP, the Company’s independent registered public accounting firm, the Company’s audit committee and board of directors concluded that the Original Financial Statement should no longer be relied upon and is to be restated in order to correct the classification error as well as the fair value re-measurement, and align with the SEC Staff Statement. Accordingly, the Company will disclose the impact of such restatement on its Original Financial Statement in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, which the Company will file with the SEC as soon as practicable.

The Company will restate the Original Financial Statement to, and will in its future financial statements, reflect the Warrants as derivative liabilities.

The Company’s audit committee has discussed the matters disclosed in this Item 4.02(a) with the Company’s independent registered public accounting firm, Marcum LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCAP ACQUISITION CORPORATION

By:	/s/ Theodore L. Koenig
	Name:	Theodore L. Koenig
	Title:	Chief Executive Officer

Date: May 14, 2021